Convertible Debt	12 Months Ended
Dec. 31, 2021
Convertible Debt.
Convertible Debt

Note 17. Convertible Debt

In 2020, the Company issued convertible debt for total gross proceeds of $50.0 million. Prior to the Closing of the Business Combination, there were no significant changes to the terms of the debt agreement.

Pursuant to the terms of the debt, at the Closing of the Business Combination, the convertible debt was automatically canceled and converted into the right to receive shares of the Company’s Class A common stock. The debt was converted with $49.9 million, the net carrying value of the debt as of the Closing of the Business Combination, in stockholders’ equity with a corresponding decrease to the convertible debt for the principal, accrued interest and unamortized debt issuance costs in the consolidated balance sheet.

The Company recorded interest expense and amortization expense for the issuance costs of $0.6 million and $1.0 million for the years ended December 31, 2021 and 2020, respectively.